BRANDES INVESTMENT TRUST

Brandes Core Plus Fixed Income Fund

(the “Fund”)

Supplement dated August 10, 2023

to the Fund’s Summary Prospectus and Prospectus dated January 28, 2023 and Statement of Additional Information dated January 28, 2023

Effective August 11, 2023, the R6 Share Class of the Brandes Core Plus Fixed Income Fund

will begin accepting new investments.

This Supplement should be retained for future reference.